UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 7, 2017

UNITEDHEALTH GROUP INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	1-10864	41-1321939
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

UnitedHealth Group Center 9900 Bren Road East Minnetonka, Minnesota		55343
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (952) 936-1300

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On January 7, 2017, UnitedHealth Group Incorporated, a Delaware corporation (“UnitedHealth Group”), entered into an Agreement and Plan of Reorganization (the “Agreement”) with Surgical Care Affiliates, Inc., a Delaware corporation (“SCA”), and UnitedHealth Group’s wholly owned subsidiaries Spartan Merger Sub 1, Inc., a Delaware corporation, and Spartan Merger Sub 2, LLC, a Delaware limited liability company. On January 9, 2017, UnitedHealth Group and SCA issued a joint press release announcing entry into the Agreement. A copy of the joint press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01, including the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any UnitedHealth Group filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

99.1	Joint Press Release issued by UnitedHealth Group Incorporated and Surgical Care Affiliates, Inc. dated January 9, 2017

Additional Information and Where to Find It

This communication relates to a pending business combination transaction between UnitedHealth Group and SCA. The exchange offer referenced in this communication has not yet commenced. This communication is for informational purposes only and is neither an offer to sell or exchange, nor a solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

UnitedHealth Group intends to file a registration statement on Form S-4 related to the transaction with the SEC and may file amendments thereto. UnitedHealth Group and a wholly-owned subsidiary of UnitedHealth Group intend to file a tender offer statement on Schedule TO (including a prospectus/offer to exchange, a related letter of transmittal and other exchange offer documents) related to the transaction with the SEC and may file amendments thereto. SCA intends to file a solicitation/recommendation statement on Schedule 14D-9 with the SEC and may file amendments thereto. SCA and UnitedHealth Group may also file other documents with the SEC regarding the transaction. This communication is not a substitute for any registration statement, Schedule TO, Schedule 14D-9 or any other document which SCA or UnitedHealth Group may file with the SEC in connection with the transaction. Investors and security holders are urged to read the registration statement, the Schedule TO (including the prospectus/offer to exchange, related letter of transmittal and other exchange offer documents), the solicitation/recommendation statement on Schedule 14D-9 and the other relevant materials with respect to the transaction carefully and in their entirety when they become available before making any decision regarding exchanging their shares, because they will contain important information about the transaction. The prospectus/offer to exchange, the related letter of transmittal and certain other exchange offer documents, as well as the solicitation/recommendation statement, will be made available to all holders of SCA’s stock at no expense to them. The exchange offer materials and the solicitation/recommendation statement will be made available for free at the SEC’s website at www.sec.gov. Additional copies of the exchange offer materials and the solicitation/recommendation statement may be obtained for free by contacting UnitedHealth Group’s Investor Relations department at (800) 328-5979. Additional copies of the solicitation/recommendation statement may be obtained for free by contacting SCA’s Investor Relations department at (800) 768-0094.

In addition to the SEC filings made in connection with the transaction, each of UnitedHealth Group and SCA files annual, quarterly and current reports and other information with the SEC. You may read and copy any reports or other such filed information at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. UnitedHealth Group’s and SCA’s filings with the SEC are also available to the public from commercial document-retrieval services and at the website maintained by the SEC at http://www.sec.gov.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 9, 2017

UNITEDHEALTH GROUP INCORPORATED

By:	/s/ Richard J. Mattera
	Name:	Richard J. Mattera
	Title:	Assistant Secretary

EXHIBIT INDEX

Exhibit	Description

99.1	Joint Press Release issued by UnitedHealth Group Incorporated and Surgical Care Affiliates, Inc. dated January 9, 2017